Prepaid Expenses and Other Current Assets (Tables)	12 Months Ended
Mar. 31, 2025
Prepaid Expenses and Other Current Assets [Abstract]
Schedule of Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following:

	As of March 31,
	2025	2024
Deductible VAT-Input (1)	$352,585	$477,696
Income tax recoverable (2)	452,598	696,531
Prepaid expenses (3)	231,683	-
Advances to vendors (4)	7,172	255,550
Others	21,994	44,628
Prepaid expenses and other current assets	$1,066,032	$1,474,405

(1)	The Company’s PRC and Netherlands subsidiaries, CCSC Interconnect DG and CCSC Interconnect NL are VAT general taxpayers which are allowed to offset qualified input VAT, paid to suppliers against their output VAT liabilities. Deductible VAT- Input represents the qualified input VAT from purchase of raw materials exceeds the output VAT from sales of products. Such amount can be used to offset future VAT tax liabilities.

(2)	The Company’s Hong Kong subsidiaries, CCSC Technology Group and CCSC Interconnect HK, make income tax prepayments to Hong Kong based on estimated taxable income based on the preceding year’s taxable income. This payment is used to offset against the actual income tax liability which assessed by local tax authority at year-end based on actual taxable income generated by CCSC Technology Group and CCSC Interconnect HK. Any overpayment will be refundable in accordance with Hong Kong tax laws when the final income tax liability is determined based on actual taxable income generated during the year. The Company recorded income tax recoverable of $452,598 and $696,531 as of March 31, 2025 and 2024, respectively. The Company received tax refunds of $246,771, nil and $126,413 for the years ended March 31, 2025, 2024 and 2023.

(3)	Prepaid expenses primarily consist of prepayments for directors and officers liability insurance and marketing promotions.

(4)	Advances to vendors primarily represent prepayments to suppliers for raw material purchases.